Supplement Dated June 24, 2019
To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

The following funds’ names are changed as indicated:

Prior Fund Name	New Fund Name
JNL/PIMCO Investment Grade Corporate Bond Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL/The Boston Company Equity Income Fund	JNL/Mellon Equity Income Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Neuberger Berman Commodity Strategy Fund

Please change all references to the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. to JNL/Neuberger Berman Commodity Strategy Fund Ltd.

The following funds have been merged and should be deleted from your prospectus:

Fund	Merged Into
JNL/AQR Risk Parity Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund (a series of JNL Series Trust)
JNL/BlackRock Global Long Short Credit Fund	JNL/Crescent High Income Fund (a series of JNL Series Trust)
JNL/Epoch Global Shareholder Yield Fund	JNL/Mellon Equity Income Fund
JNL/PPM America Long Short Credit Fund	JNL/PPM America High Yield Bond Fund (a series of JNL Series Trust)

Please delete all references to the JNL/AQR Risk Parity Fund Ltd.

In the section entitled, “Redemption of Fund Shares,” please add the following after the last paragraph:

Redemptions will generally be in the form of cash, although a Fund reserves the right to redeem in kind from another Fund.  If a Fund redeems shares in kind from another Fund, it may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

This Supplement is dated June 24, 2019.

Supplement Dated June 24, 2019
To The Statement of Additional Information
 Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

On page 104, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Dimensional Fund Advisors LP,” please delete the Other Accounts Managed by the Portfolio Managers table in the entirety and replace with the following:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jed S. Fogdall	Other Registered Investment Companies	110	$351.56 billion	0	$0
	Other Pooled Vehicles	24	$15.37 billion	1	$151 million
	Other Accounts	82	$25.39 billion	6	$3.28 billion

Joel P. Schneider	Other Registered Investment Companies	28	$53.90 billion	0	$0
	Other Pooled Vehicles	10	$4.93 billion	1	$151 million
	Other Accounts	19	$4.48 billion	0	$0

On page 149, in the section entitled, “Disclosure of Portfolio Information,” please delete footnote 1 in the entirety and  replace with the following:

1  The Fund of Funds, S&P Funds, Target Funds, Sector Funds, ETF Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/Mellon International Index Fund, the JNL/RAFI® Multi-Factor U.S. Equity Fund, the JNL/RAFI® Fundamental U.S. Small Cap Fund, the JNL/RAFI® Fundamental Europe Fund, the JNL/RAFI® Fundamental Asia Developed Fund, and/or the JNL/S&P Total Yield Fund) generally include those Funds advised by JNAM, and certain Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation.  The Fund of Funds, S&P Funds, ETF Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

On page 153, in the section entitled, “Purchases, Redemptions and Pricing of Shares,” please add the following after the last paragraph:

A Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of a Fund to another Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board.  Any securities will be readily marketable and will be valued in accordance with the Funds’ valuation policy.  If a Fund redeems shares in kind from another Fund, such Fund would incur transaction costs in converting the assets into cash.

This Supplement is dated June 24, 2019.